Exhibit 21.01

SUBSIDIARIES OF THE COMPANY

CISCO SYSTEMS (ARGENTINA) S.A.
CISCO SYSTEMS, INC., SUCURSAL ARGENTINA [Branch Office]
CISCO SYSTEMS AUSTRALIA PTY LIMITED
CISCO SYSTEMS CAPITAL (AUSTRALIA) PTY LIMITED
CISCO SYSTEMS WIRELESS NETWORKING (AUSTRALIA) PTY LIMITED
CISCO SYSTEMS AUSTRIA GmbH
CISCO SYSTEMS BELGIUM S.P.R.L.
CISCO SYSTEMS (BERMUDA) INTERNATIONAL IP MANAGEMENT LTD.
CISCO SYSTEMS (BERMUDA) HOLDINGS LTD.
CISCO SYSTEMS INSURANCE SERVICES LTD.
CISCO SYSTEMS INTERNATIONAL HOLDINGS LTD.
CISCO SYSTEMS (BERMUDA) IP HOLDINGS LTD.
CISCO SYSTEMS (BERMUDA) LTD.
CISCO DO BRASIL LTDA.
CISCO SYSTEMS BULGARIA EOOD
3010081 NOVA SCOTIA COMPANY
CISCO SYSTEMS CO.
CISCO SYSTEMS CAPITAL CANADA CO. / LES SYSTEMES CISCO CAPITAL CANADA CIE
3801110 CANADA INC.
3045848 NOVA SCOTIA COMPANY
3048504 NOVA SCOTIA COMPANY
CISCO SYSTEMS CANADA CO./LES SYSTEMES CISCO CANADA CIE
CISCO SYSTEMS CHILE S.A.
CISCO SYSTEMS (CHINA) NETWORKING TECHNOLOGY CO., LTD., Chengdu Branch Office
CISCO SYSTEMS (CHINA) NETWORKING TECHNOLOGY CO., LTD.
CISCO SYSTEMS (CHINA) NETWORKING TECHNOLOGY CO., LTD., Beijing Branch Office
CISCO SYSTEMS (CHINA) NETWORKING TECHNOLOGY CO., LTD., Chongqing Branch Office
CISCO SYSTEMS (CHINA) NETWORKING TECHNOLOGY CO., LTD., Guangzhou Branch Office
CISCO SYSTEMS (CHINA) NETWORKING TECHNOLOGY CO., LTD., Shanghai Branch Office
CISCO SYSTEMS (CHINA) NETWORKING TECHNOLOGY CO., LTD., Wuhan Liaison Office
CISCO SYSTEMS (CHINA) NETWORKING TECHNOLOGY CO., LTD., Shenzhen Branch Office
CISCO SYSTEMS (CHINA) NETWORKING TECHNOLOGY CO., LTD., Xian Branch Office
CISCO SYSTEMS (CHINA) NETWORKING TECHNOLOGY CO., LTD., Nanjing Branch Office
CISCO SYSTEMS (COLOMBIA) LIMITADA
CISCO SYSTEMS COSTA RICA, SOCIEDAD ANONIMA
CISCO SYSTEMS CROATIA LTD. FOR TRADE
CISCO SYSTEMS CYPRUS LTD.
CISCO SYSTEMS (CZECH REPUBLIC) S.R.O.

CISCO SYSTEMS DANMARK A/S
CISCO CABLE PRODUCTS AND SOLUTIONS A/S
CISCO SYSTEMS DOMINICANA, S.A.
CISCO SYSTEMS INTERNATIONAL B.V., Dubai (UAE) Branch Office
CISCO SYSTEMS EGYPT LTD.
CISCO SYSTEMS FINLAND OY
CISCO SYSTEMS FRANCE S.A.R.L.
CISCO SYSTEMS GMBH
CISCO OPTICAL TRANSPORT GERMANY GmbH
CISCO SYSTEMS MANAGEMENT GmbH
CISCO SYSTEMS HOLDING GmbH & CO. KG
CISCO SYSTEMS INTERNETWORKING HELLAS S.A.
CISCO SYSTEMS (HK) LIMITED
CISCO SYSTEMS HUNGARY LTD. / CISCO SYSTEMS HUNGARY SERVICING AND TRADING LIMITED LIABILITY COMPANY
CISCO SYSTEMS (INDIA) PRIVATE LIMITED
PT CISCO SYSTEMS INDONESIA
CISCO SYSTEMS FINANCE INTERNATIONAL
CISCO SYSTEMS LIMITED, Ireland Branch Office
BAYNARD LIMITED
CHARNDON LIMITED
CHELLINGTON LIMITED
CHICHLEY LIMITED
RUSHTHORPE LIMITED
SAXHOW LIMITED
CISCO SYSTEMS INTERNETWORKING (IRELAND) LIMITED
CISCO SYSTEMS ISRAEL LTD.
CISCO SYSTEMS O.I.A. (1998) LTD.
CISCO SYSTEMS INTERNATIONAL B.V., Israel Branch Office
CISCO SYSTEMS (ITALY) S.R.L.
CISCO PHOTONICS ITALY S.R.L.
CISCO SYSTEMS K.K.
CISCO SYSTEMS CAPITAL K.K.
CISCO SYSTEMS INTERNATIONAL B.V., Kazakhstan Representative Office
CISCO SYSTEMS (KOREA) LIMITED
CISCO SYSTEMS CAPITAL (KOREA) LIMITED
CISCO SYSTEMS MANAGEMENT B.V., Latvia Representative Office
CISCO SYSTEMS MANAGEMENT B.V., Lebanon Representative Office
CISCO SYSTEMS MANAGEMENT B.V., Lithuania Representative Office
CISCO SYSTEMS BELGIUM S.P.R.L., Luxembourg Representative Office

CISCO SYSTEMS LUXEMBOURG INTERNATIONAL S.A.R.L.

CISCO SYSTEMS LUXEMBOURG S.A.R.L.
CISCO SYSTEMS (MALAYSIA) SDN, BHD
CISCO SYSTEMS DE MEXICO, S.A. DE C.V.
CISCO SYSTEMS INTERNATIONAL B.V., Morocco Liaison Office
CISCO SYSTEMS INTERNATIONAL B.V.
CISCO SYSTEMS MANAGEMENT B.V.
CISCO SYSTEMS NETHERLANDS HOLDINGS B.V.
CISCO PHOTONICS HOLDING B.V.
CISCO SYSTEMS NEW ZEALAND LIMITED
CISCO SYSTEMS CAPITAL (AUSTRALIA) PTY LIMITED, NEW ZEALAND BRANCH OFFICE
CISCO SYSTEMS NORWAY AS
CISCO SYSTEMS PAKISTAN (PRIVATE) LIMITED
CISCO SYSTEMS PANAMA S. DE R.L.
CISCO SYSTEMS PERU S.A.
CISCO SYSTEMS MANAGEMENT B.V., PHILIPPINE BRANCH
CISCO SYSTEMS POLAND SP. Z O.O.
CISCO SYSTEMS PORTUGAL — SISTEMAS INFORMÁTICOS, SOCIEDADE UNIPESSOAL, LIMITADA
CISCO SYSTEMS ROMANIA S.R.L.
CISCO SYSTEMS INTERNATIONAL B.V., Moscow (Russia) Representative Office
CISCO SYSTEMS INTERNATIONAL B.V., Saudi Arabia Branch
CISCO SYSTEMS (SCOTLAND) LIMITED
CISCO SYSTEMS (USA) PTE. LTD.
CISCO SYSTEMS SLOVAKIA spol. s r.o
CISCO SYSTEMS MANAGEMENT B.V., Podruznica Ljubljana [Branch Office in Ljubljana (Slovenia)]
CISCO SYSTEMS (SOUTH AFRICA) (PROPRIETARY) LIMITED
CISCO SYSTEMS (SPAIN) S.L.
CISCO SYSTEMS MANAGEMENT B.V., Sri Lanka Liaison Office
CISCO SYSTEMS AB
CISCO SYSTEMS (SWEDEN) AB
CISCO SYSTEMS (SWITZERLAND) GmbH
CISCO SYSTEMS TAIWAN LTD.
CISCO SYSTEMS (THAILAND) LIMITED
CISCO SYSTEMS INTERNETWORKING ILETISIM HIZMETLERI LIMITED SIRKETI
CISCO SYSTEMS IMPORT/EXPORT CORPORATION
CISCO SYSTEMS MANAGEMENT B.V., Ukraine Representative Office
CISCO SYSTEMS LIMITED
CALISTA LIMITED

CISCO SYSTEMS INVESTMENTS LTD.
CISCO SYSTEMS LIMITED
CISCO SYSTEMS (INDIA) LTD.
CISCO SYSTEMS (PUERTO RICO) CORP.
CISCO SYSTEMS FINANCE, INC.
CISCO SYSTEMS SALES & SERVICES, INC.
CISCO TECHNOLOGY, INC.
CISCO SYSTEMS CAPITAL CORPORATION
CISCO ACQUISITION I, INC.
CISCO SYSTEMS HOLDING, INC.
CISCO PHOTONICS, INC.
CISCO ACQUISITION II, INC.
CISCO ACQUISITION III, INC.
CISCO SYSTEMS, INC.
CISCO SYSTEMS CAPITAL FUNDING, LLC
RADIATA, INC.
CISCO SYSTEMS VENEZUELA, C.A.
CISCO SYSTEMS VIETNAM LIMITED
CISCO SYSTEMS MANAGEMENT B.V. — HANOI REPRESENTATIVE OFFICE
CISCO SYSTEMS MANAGEMENT B.V. — HO CHI MINH CITY REPRESENTATIVE OFFICE
CISCO SYSTEMS MANAGEMENT B.V., Zimbabwe Liaison Office